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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


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               DELAWARE                                0-22486                              13-3649750
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
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

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     In a press release dated October 12, 1999, a copy of which is filed as
Exhibit 99.1 hereto, Capstar Communications, Inc., an indirect subsidiary of AMFM Inc., announced the commencement of the solicitation of consents to amend certain provisions of the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of the Company's 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Preferred Stock"), as well as the form of indenture which governs the 12 5/8% Senior Subordinated Exchange Debentures due 2006 of the Company into which the Preferred Stock is convertible.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

    99.1   --   Press release, dated October 12, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPSTAR COMMUNICATIONS, INC.
                                       (Registrant)



                                       By: /s/  W. SCHUYLER HANSEN
                                           -------------------------------------
                                            W. Schuyler Hansen
                                            Senior Vice President and
                                            Chief Accounting Officer


Date: October 12, 1999



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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                         EXHIBIT TITLE
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
    99.1              Press release, dated October 12, 1999




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